UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

 SiteOne Landscape Supply, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37760	46-4056061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Center Parkway, Suite 600 Roswell, Georgia	30076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(470) 277-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SITE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Performance Unit Awards

Effective February 11, 2021, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of SiteOne Landscape Supply, Inc. (the “Company”) granted performance stock units (“PSUs”) under the SiteOne Landscape Supply, Inc. 2020 Omnibus Equity Incentive Plan (the “Plan”) to certain of the Company’s officers, including certain named executive officers. The awards will be earned based upon the Company’s performance, over a three year period, measured by the Company’s pre-tax income plus amortization (“EBTA”) growth relative to a select peer group (excluding non-recurring items), subject to adjustment based upon the application of a return on invested capital (“ROIC”) modifier, as set forth below. The “Performance Period” for the awards is a three-year period commencing January 4, 2021 and ending December 31, 2023. Vesting of awards is contingent upon each named executive’s continued employment, subject to certain exceptions as set forth in the award agreement.

The table below sets forth the performance criteria for the PSUs:

Performance Level	Relative EBTA Growth	% Target Award	Performance Level	Avg. ROIC	Modifier to PSUs Earned based on Relative EBTA Growth*
Maximum	>=75th percentile	200%	Above Target	>20%	+20%
Target	50th percentile	100%	Target	12%-20%	0%
Threshold	25th percentile	50%	Below Target	<12%	-20%
<Threshold	<25th percentile	0%

•	Payout on EBTA growth performance capped at 100% of target if Company’s absolute EBTA growth is negative.
•	Payout for performance between levels noted above will be determined using straight-line interpolation.
•	Total payout will be capped at 200% of target.

The table below sets forth the number of PSUs awarded to the Company’s named executive officers by the Committee:

Executive / Title	Number of PSUs awarded
Doug Black, Chief Executive Officer	6,018
Briley Brisendine, Executive Vice President, General Counsel and Secretary	1,253
John Guthrie, Executive Vice President, Chief Financial Officer and Assistant Secretary	1,153
Scott Salmon, Executive Vice President of Strategy and Development	1,103
Greg Weller, Executive Vice President of Operations	1,003

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Performance Stock Unit Award Agreement under the SiteOne Landscape Supply, Inc. 2020 Omnibus Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEONE LANDSCAPE SUPPLY, INC.

By:	/s/ Briley Brisendine
Briley Brisendine
Executive Vice President, General Counsel and Secretary

Date: February 18, 2021

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated February 18, 2021

10.1	Form of Performance Stock Unit Award Agreement under the SiteOne Landscape Supply, Inc. 2020 Omnibus Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)